PROSPECTUS SUPPLEMENT DATED MARCH 1, 2000



This Supplement updates certain information contained in the following prospectuses for products issued by Fortis Benefits Insurance Company:

Fortis Wall Street Series VUL dated April 16, 1999
Fortis Wall Street Series Survivor VUL dated May 1,
1999
Fortis Wall Street Series VUL220 dated May 1, 1999
Fortis Wall Street Series VUL500 dated May 1, 1999
Harmony Investment Life VUL dated May 1, 1995 as previously supplemented
Fortis Opportunity Variable Annuity dated May 1, 1999
Fortis Masters Variable Annuity dated May 1, 1999
Fortis Opportunity+ Variable Annuity dated May 1, 1999
Fortis Masters+ Variable Annuity dated May 1, 1999
Fortis Income Preferred Variable Annuity dated August
25, 1999
Fortis Empower Variable Annuity dated May 1, 1999

Please read this Supplement carefully. You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

Fortis Series Fund

One of the subaccounts available for investment is the Global Bond Series of the Fortis Series Fund, Inc.
Effective March 13, 2000 the following changes to the Global Bond Series will take place:

     The sub-adviser retained by Fortis Advisers, Inc.
     will no longer be Mercury Asset Management
     International Ltd. The new sub-adviser retained by Fortis Advisers, Inc. will be AIM Advisors,
     Inc.

     The name of the series will change from Global
     Bond Series to Multisector Bond Series

     The total investment management fee will remain
     .75% of average net assets in the series.
     However, the fee paid by Fortis Advisers, Inc. to the sub-adviser will increase from .35% to .45%
     for the first $100 million, and from .225% to .40% for assets over $100 million

For further information on how the Multisector Bond
Series will be managed, please refer to the March 1, 2000 Supplement to the Fortis Series Fund prospectus dated May 1, 1999.